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                                                                   Exhibit 10.17


                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT is made and entered into as of the 3rd day of May, 1999 by and between Robert L. Snyder (the "Employee") and Reunion Industries, Inc., a Delaware corporation (the "Employer").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Employer desires to retain the Employee's services on the terms and conditions hereinafter set forth; and

     WHEREAS, the Employee desires to accept such engagement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Employment.  The Employer hereby employs the Employee and the Employee
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hereby accepts employment under the terms and conditions hereinafter set forth.

     2.  Term.  Subject to the provisions of this Agreement for termination as
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provided herein, the terms of the Agreement shall commence on the date of this
Agreement and shall terminate on April 30, 2002 (the "Term").

     3.  Duties.
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         (a) Office. The Employee shall serve the Employer during the term of
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     this Agreement as President of the Oneida Rostone division of the Employer.
     The Employee shall report to and obey the lawful directions of the Board of Directors of the Employer (the "Board") or its designee.

         (b)  Time.  During the term of this Agreement the Employee shall devote
              ----
     substantially all of his time, energy and skill during regular business hours to the affairs of the Employer and to the promotion of its interests. It is understood that the Employee may have other business investments and participate in other business and personal ventures which, from time to time, may require minor portions of his time, but which shall not interfere or be inconsistent with his duties hereunder.

         (c) Place. The Employee shall perform his services at the Employer's
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     Oneida Rostone headquarters offices to be relocated from New York state to
     North Carolina and at the other locations of Oneida Rostone. The Employer and the Employee have entered into a separate understanding regarding the personal relocation of the Employee and reimbursement for expenses associated therewith. In addition, the Employee agrees to perform such travel as is necessary for business purposes for reasonable lengths of time.
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     4.  Compensation.
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         (a) Base Salary. Subject to the provisions of this Agreement, the
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     Employer shall pay or cause to be paid to the Employee, during the term of this Agreement, a base salary at a rate of not less than $225,000 per year, payable in equal monthly installments or in such other manner as may be the customary practice of the Employer (the "Base Salary").

     The Employee's salary shall be reviewed by the Board upon completion of the first six months of employment and thereafter at least annually and nothing contained herein shall be deemed to prohibit an increase in the annual rate of the Employee's Base Salary if the Board approves; provided, however, that the
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Base Salary will increase at least 4% each calendar year during the Term, commencing with the year beginning January 1, 2000. The Employer will also reimburse the Employee for all documented expenses necessarily incurred by him in the performance of his duties hereunder.

         (b) Bonus. The Employee shall be eligible to receive from the Employer,
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     with respect to each calendar year during the Term, commencing with a proration of the year beginning January 1, 1999, a bonus (the "bonus"), which can equal as much as the Base Salary. The amount of the bonus for each year shall be established by the Board of Directors or its designee based upon predetermined targets and objectives. The Bonus, if any, will be payable no later than 90 days after the end of the relevant calendar year.

         (c) Death. If the Employee shall die during the Term, all benefits
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     hereunder shall terminate except that the Employee's estate shall be entitled to receive the Base Salary provided in Section 4(a) to the last
                                                     ------------
     day of the month in which his death occurs and such termination shall not affect any vested rights which the Employee may have at the time of his death pursuant to any insurance or other death benefit plans or arrangements of the Employer or any subsidiary. If the Employee shall die after the end of any calendar year during the Term in which the Employee had earned but had not yet received the Bonus pursuant to Section 4(b)
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     hereof, the Employee's estate shall be entitled to receive payment of the
     Bonus.

         (d)  Other Benefits.  The Employee shall be entitled to receive health
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     insurance, disability insurance, pension, retirement, vacation, holidays and other benefits at a level equal to that offered to management level employees by Employer generally. The Employer agrees to pay the initiation fee and membership dues for one country club membership that is mutually agreed upon by the parties hereto. The Employer agrees to provide to the Employee a leased automobile, including insurance and the routine service and maintenance thereof, of the Employee's choice, provided however, that
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     the monthly lease payment of the automobile may not exceed $600.

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     5.  Protection of Confidential Information; Noncompetition.
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         (a) Employee agrees not to disclose, either while in the Employer's employ or at any time thereafter, to any person not employed by, or otherwise holding a position with, the Employer or not engaged to render services to the Employer, any confidential information obtained by Employee while in the employ of the Employer except in furtherance of the business of the Employer.

         (b) Employee also agrees that upon leaving the Employer's employ, Employee will not take with him, without the prior written consent of the Employer, any document, computer software or other recorded information of the Employer, its branches, divisions, subsidiaries or affiliates which is of a confidential nature relating to the Employer, its branches, divisions, subsidiaries or affiliates or which relates to its or their business plans or methods.

         (c) Employee shall not, while employed, either directly or indirectly, on his own or through any affiliate of his, for its or his own account or as agent, servant, employee, officer, director or shareholder of any corporation or member of any firm or participant in any venture, engage or attempt to engage in any Competitive Business (which, for purposes of this Agreement, shall include the business of branches, divisions, subsidiaries and affiliates, if any, of the Employer's engineered plastics operations) which is conducted at any time during the term of this Agreement. The ownership of not more than 5% of any class of securities registered with the Securities and Exchange Commission of a corporation engaged in a business competitive with the Employer shall not be deemed a violation of this Section 5.
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         (d) For the purposes of this Agreement, a business will be deemed a
     "Competitive Business" if its is conducted anywhere and involves developing, designing, manufacturing, distributing, marketing, selling, or otherwise dealing with engineered plastics products or services or in any plastic product that is the same as or similar to those produced, manufactured, distributed, marketed or sold or otherwise dealt in or that were the results of research and development by the Employer from time to time prior to and during the Term. The Employee will be deemed to engage in a business if he participates in such business as a stockholder, director, member, manager, officer, employee, manufacturer's representative, agent, independent contractor, consultant, partner or individual proprietor, or as an investor (whether directly or beneficially) who has advanced a loan, contributed to capital or expended funds for the purchase of stock or other equity interest; provided, however, that nothing herein contained shall prevent the Employee from purchasing and owning stock in a public corporation in any amount less than 5% of the issued and outstanding stock of such corporation.

         (e) If any of the restrictions set forth in this Section 5, or any part thereof, should be declared invalid by a court of competent jurisdiction, the validity or enforceability of the remainder of such restrictions shall not thereby be affected.

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      6. Nonsolicitation. The Employee also agrees not to directly or
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indirectly, solicit any employee of the Employer who is employed by the Employer during the Term to leave the Employer's employment or solicit business from any customer, supplier, licensor, distributor or other business relation of the Employer who transacts or proposes the transaction of business with the Employer during the Term.

      7.  Termination.  Except for the provisions of Section 5(a) and (b)
          -----------                                ------------     ---
hereof, this Agreement and all of the liabilities and obligations of the Employer to the Employee hereunder, shall terminate upon the earliest happening of any of the following events, to wit:

         (a) The date upon which the employment terminates pursuant to Section
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     2, hereof; or
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         (b) Death of the Employee, subject to the provisions of Section 4(c)
                                                                 -----------
     hereof.

      8. Termination for Cause. The Employee may terminate this Agreement for "cause" upon notice of such termination to the Employee. Termination by the Employer for "cause" shall mean termination by action of the Board or its designee:

         (a) because of the Employee's conviction by a trial court of competent jurisdiction of a felony which would cause his retention to result in damage to or continued embarrassment to the Employer,

         (b) because of the Employee's violation of the covenants provided for in Section 5, or
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         (c) because of Employee's refusal without proper cause, gross neglect or willful failure to fully and adequately perform his material obligations under this Agreement.

In the event this Agreement is terminated for cause the Employee shall be entitled to receive all amounts and benefits accrued under this Agreement to the date of such termination, but no further benefits shall thereafter accrue to the Employee under this Agreement. The good faith judgment of the Board or its designee as to any matter specified in (b) or (c) above shall be binding on all parties to this Agreement.

      9. Notices. All notices, requests, consents and other communications,
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required or permitted to be given hereunder, shall be in writing and shall be deemed to have been duly given if delivered personally or sent by prepaid telegram, or mailed first-class, postage prepaid, by registered or certified mail, as follows (or to such other address as either party shall designate by notice in writing to the other in accordance herewith):

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     If to the Employer:

     Reunion Industries, Inc.
     300 Weyman Plaza--Suite 340
     Pittsburgh, Pennsylvania  15236
     Tel:  (412) 885-5501
     Fax:  (412) 885-5512
     Attn:  Kimball J. Bradley

     If to the Employee:

     Robert L. Snyder



      10. Independence, Severability and Non-Exclusivity. Each of the rights and
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remedies enumerated in Section 5 shall be independent of the other and shall be
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severally enforceable and all of such rights and remedies shall be in addition to and not in lieu of any other rights and remedies available to the Employer under the law or in equity. If any of the covenants contained in Section 5 or if
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any of the rights or remedies enumerated in Section 5, or any part of any of
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them, is hereafter construed to be invalid or unenforceable, the same shall not affect the reminder of the covenant or covenants, or rights or remedies, which shall be given full effect without regard to the invalid portions. If any of the covenants contained in Section 5 is held to be unenforceable because of the
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duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and in its reduced form said provision shall then be enforceable.

     11.  Miscellaneous.
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          (a) Governing Law. This Agreement and the legal relations among the
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     parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effects to the conflicts of laws principles thereof.

          (b) Captions. The section headings contained herein are for reference
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     purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          (c) Entire Agreement. This Agreement sets forth the entire agreement
              ----------------
     and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between the parties.

          (d) No Other Representations. No representation, promise or inducement
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     has been made by either party that is not embodied in this Agreement, and neither party shall

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     be bound by or liable for any alleged representation, promise or inducement not so set forth.

         (e) Assignability. This Agreement, and the Employee's rights and
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     obligations hereunder, may not be assigned by the Employee. The Company may assign its rights, together with its obligations, hereunder in connection with any sale, transfer or other disposition of all or substantially all of its Oneida Rostone division business and assets only with the consent of the Employee. In the event that the Employer sells, transfers or otherwise successfully disposes of all or substantially all of its Oneida Rostone division business and assets and the Employee cooperates fully to the satisfaction of the Employer in such sale or transfer, the Employer agrees to compensate the Employee by payment of two years' Base Salary.

         (f) Amendments; Waivers. This Agreement may be amended, modified,
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     superseded, canceled, renewed or extended and the terms or covenants thereof may be waived, only by a written instrument executed by both of the parties hereto, or in the case of a waiver, by the party giving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                     REUNION INDUSTRIES, INC.

                                     By: /s/ Charles E. Bradley
                                         ------------------------------------
                                      Name:  Charles E. Bradley
                                           ----------------------------------
                                      Title: President
                                            ---------------------------------

                                     /s/ Robert L. Snyder
                                     ----------------------------------------
                                     ROBERT L. SNYDER

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